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                                    EXHIBIT 10.20

                                GRUBB & ELLIS COMPANY

                               SECOND AMENDMENT TO THE

               1990 AMENDED AND RESTATED STOCK OPTION PLAN, AS AMENDED


    Grubb & Ellis Company (the "Company"), by resolution of its Board of Directors and approval of its stockholders, has adopted this Second Amendment to the Company's 1990 Amended and Restated Stock Option Plan, as amended (the "Plan") pursuant to Section 12(a) of the Plan, effective as of November 21, 1995.


    1. The first sentence of Section 5 of the Plan is hereby amended to read as follows:

         "The maximum number of Shares of authorized, but unissued, or reacquired Common Stock of the Company, which may be optioned and sold under this Plan is 1,500,000 shares."

    2. Section 9(d) of the Plan is hereby amended to read in its entirety as follows:

         "Except as otherwise provided in the option agreement or form of grant with respect to an Option, an Option may be exercised by the Optionee either while he or she is, and has continually been since the date of the grant of the Option, an employee of the Company, its subsidiaries, its parent or its successor companies, or a director of the Company, or within three months after termination of such status, except that if his or her continuous employment or service as a director terminates by reason of his or her death, to the extent that installments have vested and remain unexercised on the date of the Optionee's death, such Option of the deceased Optionee may be exercised within one year after the death of such Optionee, by (and only by) the person or persons to whom his or her rights under such Option shall have passed by will or by the laws of descent and distribution."


    I hereby certify that the foregoing Second Amendment to the Plan was duly adopted by the Company's Board of Directors on February 22, 1996 and duly approved by the Company's stockholders on May 14, 1996.



                                        /s/ Carol Vanairsdale
                                       ---------------------------------------
                                       Carol Vanairsdale
                                       Assistant Secretary